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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 _________________________________

Date of Report (Date of earliest event reported): December 11, 2007

UAP HOLDING CORP. (Exact Name of Registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation)	000-51035 (Commission File No.)	11-3708834 (IRS Employer Identification Number)

7251 W. 4th Street Greeley, Colorado 80634 (970) 356-4400 (Address, including zip code, and telephone number including area code of Registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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     Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On December 11, 2007, UAP Holding Corp. (“UAP”) sent a notice to its directors and executive officers informing them that a blackout period with respect to the UAP Retirement Income Savings Plan (the “Plan”) is expected to begin as of 4:00 p.m., Eastern Standard Time, on January 3, 2008 and end during the week of January 15, 2008, during which time they will be subject to blackout restrictions with respect to transactions in UAP common stock and related equity securities. This blackout period is being implemented in connection with the pending tender offer made by Agrium U.S. Inc., a wholly owned subsidiary of Agrium Inc., for all of the outstanding shares of UAP common stock (the “Offer”). To administer the tender of shares of UAP common stock held by the Plan, access to UAP common stock held in accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan who tender into the Offer the UAP common stock held in their accounts under the Plan will be unable to engage in certain transactions involving UAP common stock held in their Plan accounts, including exchange, distribution and loan transactions. In addition, all participants in the Plan, irrespective of whether they tender into the Offer or are currently invested in UAP common stock under the Plan, will be prohibited from making contributions or exchanges into the UAP common stock fund under the Plan as of the commencement of the blackout period.

     A copy of the blackout notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Todd Suko, at 7251 West 4th Street, Greeley, Colorado 80634, or at (970) 347-1680, to whom all inquiries regarding the blackout period should be directed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.

By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

     Date: December 11, 2007

INDEX OF EXHIBITS

Number	Exhibit

99.1	Important Notice Concerning Limitations on Trading in UAP Holding
Corp. Stock